SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: February 14, 2003
(Date of earliest event reported)



                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            333-86786                    41-1955181
--------                            ---------                    ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
of Incorporation)                 File Number)          Identification No.)


       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000
                                 --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)







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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        (a) Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits

20.1 GMACM Home Equity Loan Trust 2000-HE2, GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE2 Servicing Certificates, each for Payment Date 12/26/01

20.2 GMACM Home Loan Trust 2000-CL1, GMACM Home Loan-Backed Term Notes, GMACM Series 2000-CL1 Servicing Certificates, for Payment Date 12/26/01

20.3 GMACM Home Equity Loan Trust 2000-HE4, GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE4 Servicing Certificates, each for Payment Date 12/26/01

20.4 GMACM Home Equity Loan Trust 2001-HE2, GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2001-HE2 Servicing Certificates, for Payment Date 12/26/01

20.5 GMACM Home Equity Loan Trust 2001-HE4, GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2001-HE4 Servicing Certificates, for Payment Date 12/26/01

20.6 GMACM Home Equity Loan Trust 2000-HE2, GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE2 Servicing Certificates, each for Payment Date 01/25/02

20.7 GMACM Home Loan Trust 2000-CL1, GMACM Home Loan-Backed Term Notes, GMACM Series 2000-CL1 Servicing Certificates, for Payment Date 01/25/02

20.8 GMACM Home Equity Loan Trust 2000-HE4, GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE4 Servicing Certificates, each for Payment Date 01/25/02

20.9 GMACM Home Equity Loan Trust 2001-HE4, GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2001-HE4 Servicing Certificates, for Payment Date 01/25/02

20.10GMACM Home Equity Loan Trust 2001-HE2,  GMACM Home Equity  Loan-Backed Term
     Notes,  GMACM  Series  2001-HE2  Servicing  Certificates,  for Payment Date
     2/25/02

20.11GMACM Home Loan Trust 2001-HLTV1,  GMACM Home Loan-Backed Term Notes, GMACM
     Series 2001-HLTV1 Servicing Certificates, for Payment Date 08/26/02

20.12GMACM Home Loan Trust 2001-CL1,  GMACM Home Loan-Backed  Term Notes,  GMACM
     Series 2001-CL1 Servicing Certificates, for Payment Date 10/25/02

20.13GMACM Home Loan Trust 2001-HLTV2,  GMACM Home Loan-Backed Term Notes, GMACM
     Series 2001-HLTV2 Servicing Certificates, for Payment Date 10/25/02



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                                   Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                    By:           /s/ Patricia C. Taylor
                                    Name:         Patricia C. Taylor
                                    Title:        Vice President




Dated: February 14, 2003


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